On June 27, 2023, Nano Dimension Ltd. posted the following message on Facebook:


Nano Dimension
Sponsored
Nano's all-cash special tender offer is the superior alternative for SSYS shareholders with premium, near-term and certain value.
Nano's Tender Offer for Stratasys at $20.05/Share Offers Certain Value
NANODIMENSION
www.stratasysvaluenow.com
Nano Special Tender Offer = Certain Value.
Learn how to participate here
Learn More
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On June 27, 2023, Nano Dimension Ltd. posted the following message on LinkedIn:


Nano Dimension
Promoted
Nano's all-cash special tender offer at $20.05/share is the superior alternative for SSYS shareholders offering premium, certain and near-term value.
Nano's Tender Offer for Stratasys at $20.05/Share Offers Certain Value
NANODIMENSION
Nano Special Tender Offer = Certain Value.
Learn How to Participate here
Learn More
www.stratasysvaluenow.com
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On June 27, 2023, Nano Dimension Ltd. posted the following message on Twitter:



Nano Dimension @3Dpcb
Nano's all-cash special tender offer at $20.05/share is the superior option for Stratasys shareholders, offering certain value. Learn how to participate in the special tender offer here.
Nano's Tender Offer for Stratasys at $20.05/Share Offers Certain Value
NANO DIMENSION
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Promoted

On June 27, 2023, Nano Dimension Ltd. posted the following message on Reddit:



u/NanoDimension • Promoted
Nano's all-cash special tender offer at $20.05/share is the superior alternative for Stratasys' shareholders with premium, near-term, certain value – Stratasys' other options are value destructive and uncertain.
Nano's Tender Offer for Stratasys at $20.05/Share Offers Certain Value
NANO DIMENSION
www.stratasysvaluenow.com
Learn More

On June 27, 2023, Nano Dimension Ltd. posted the following message via Google Ads:

Ad · www.stratasysvaluenow.com

$20.05/Share | Certain Cash | Nano Special Tender Offer

Nano offer is the Superior Alternative for Stratasys Shareholders. Learn How to Participate in the Special Tender Offer: www.stratasysvaluenow.com.

On June 27, 2023, Nano Dimension Ltd. posted the following message via Display Advertising:


Nano's Tender Offer for Stratasys at $20.05/Share Offers Certain Value
LEARN MORE >
NANODIMENSION